SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 12, 2025

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Credit Agreement Refinancing

On December 12, 2025, Bausch + Lomb Corporation (the “Company” or “Bausch + Lomb”) announced that it allocated a $2,802,125,000 tranche (the “Replacement Term Loans”) of new term B loans, the proceeds of which will be used to refinance all of its outstanding term B loans due 2031 (the “Third Amendment Term Loans”) and its outstanding term B loans due 2028 (the “First Incremental Term Loans”). The applicable margin is anticipated to be (i) 3.75% per annum for Replacement Term Loans with an interest rate determined by reference to term SOFR and (ii) 2.75% per annum for Replacement Term Loans with an interest rate determined by reference to the alternate base rate; the margin applicable to the Replacement Term Loans represents a 0.50% per annum reduction for the Third Amendment Term Loans and a 0.25% per annum reduction for the First Incremental Term Loans. The Replacement Term Loans will mature on January 15, 2031, which is same maturity date as the Third Amendment Term Loans and which represents a maturity extension of the First Incremental Term Loans from September 29, 2028.

The foregoing transactions are anticipated to close in the first quarter of 2026; however, there can be no assurances that the Company will be able to complete the foregoing transactions on the terms described above or at all.

The foregoing is qualified by reference to the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The foregoing may contain forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), including, but not limited to, our refinancing plans and the details thereof, including the Replacement Term Loans, the proposed use of proceeds therefrom and the details thereof, our ability to complete the transactions described in this Current Report on Form 8-K, and the other expected effects thereof. Forward-looking statements may generally be identified by the use of the words “anticipates,” “seeks,” “expects,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “potential,” “pending” or “proposed” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2024 and its most recent quarterly filings). In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including the assumption that the risks and uncertainties discussed in such filings will not cause actual results or events to differ materially from those described in these forward-looking statements. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Bausch + Lomb Corporation, dated December 12, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Sam Eldessouky
Name:	Sam Eldessouky
Title:	Executive Vice President, Chief Financial Officer

Date: December 12, 2025